Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2000 on the CFI
ProServices, Inc. dba Concentrex Incorporated financial statements for the years ended December 31, 1999 and 1998, included in this Form 8-K/A, into the previously filed
Registration Statements of John H. Harland Company file Nos. 333-
94727 and 33-60151.

							Arthur Andersen LLP
Portland, Oregon
November 6, 2000